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                                                                    EXHIBIT 10.2

                                   AGREEMENT


THIS AGREEMENT, made this 18th day of September, 1996, by and between Expedition Trading Company, L.C., a Utah Limited Liability Company (hereinafter referred to for convenience as "Expedition") and Coyote Sports, Inc., a Nevada corporation (hereinafter referred to for convenience as "Coyote",

Because Expedition has produced, developed and acquired certain assets in the operation of its business, including but not limited to Patents, Copyrights, Trademarks, Trade names, Trade Secrets and other Proprietary Information, Art, Drawings, Product Specifications, Sketches, Graphics, Decals, Screen Printing Materials, Heat Transfer Processes and Materials, Research and Development Materials, Customer Lists, Credit Files, Vendor Lists, Order Book, Purchase Orders, and the like, and

Because Expedition is currently unable to itself capitalize its business adequately to fill its current orders for its products, and

Because Coyote is in a position to provide appropriate capitalization, management, and business expertise to an entity to be formed which can fill Expedition's orders, and in fact has an interest in a company which sells graphite shafts (Apollo) which are suitable for use in manufacturing ski poles, and is willing to facilitate an arrangement between Apollo and the entity to be formed for the provision of graphite shafts and the manufacture of ski poles for the entity to be formed, on a fair and fully disclosed basis and with the consent of Expedition, but only on certain terms and conditions and in the form and manner hereinbelow provided for,

Now therefore, the parties agree as follows:

1.  Agreement to convey certain assets to an entity to be formed.   Expedition
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will immediately upon execution of this instrument,  convey all of the assets listed in Exhibit A hereto, which is incorporated herein by this reference, to a Limited Liability Company formed pursuant to the laws of the State of Colorado (hereinafter referred to as "ICE*USA" for convenience) partly as its capital contribution to such entity, and partly in consideration of a royalty on ICE*USA's sales, said Royalty Agreement being attached hereto as Exhibit B. Coyote will, as its capital contribution to such entity, arrange for and guaranty appropriate credit facilities for ICE-USA to

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finance its current orders, and attempt to arrange, manage and maintain, using its best efforts, such other credit facilities as may be reasonably necessary and reasonably available from time to time thereafter for a period of six and
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1/4 (6-1/4) years from and after the date hereof.
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2.  Ownership interests in ICE*USA.  ICE*USA shall be formed in substantial
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conformity with the Articles of Organization and Operating Agreement which are attached hereto as Exhibits C and D respectively, with the Membership Interests in ICE*USA being owned 20% by Expedition and 80% by Coyote. Coyote, or its designee, shall be the Manager of ICE*USA, and shall conduct all of its business and affairs.

3.  Warranties and Representations of Expedition:
    --------------------------------------------

     a.  Authority.  Expedition is duly organized, constituted and in good
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standing and has full power and due authorization to convey the assets described in Exhibit A to "ICE*USA", and has taken and done every necessary company act prerequisite to such conveyance.

     b.  Title.  Expedition has good, sure, perfect and absolute title to each
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and all of the assets to be conveyed to ICE*USA as shown in Exhibit A,  free of any and all claims, demands, competitions, challenges, liens, suits, obligations, security interests, charges and the like, and warrants that the same are in possession of Expedition, and Expedition indemnifies and saves harmless Coyote and ICE*USA from claims or damages of anyone against such assets.

     c.  Order Book.  Each and all of the orders contained in the Order Book are
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true and bona fide, and taken by Expedition in the ordinary course of its
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business, and there has been no material change regarding any order shown in the
Order Book which is not appearing in the Order Book.

     d.  Disclosures.  Expedition has in September, 1996 permitted inspection of
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all of the assets described in Exhibit A, and all of Expedition's financial records and other company records, by a representative of Coyote at Expedition's offices in Utah, and during such disclosure, all documents, files, art, records and information concerning each and all of the assets were truly and fairly disclosed to said representative, and nothing material was concealed or disclosed, and in Expedition's true and honest opinion, said representative was clearly presented and saw and understood all material components of each and every asset to be transferred and was clearly presented and saw and understood the true operations and condition of Expedition. Coyote has acquired or is in the process of acquiring TI Apollo Ltd.and Apollo Golf, Inc. through a U.K. entity, Apollo Sports Holdings, Ltd., and intends to use those entities to provide a ready source

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of graphite shafts for sale to ICE*USA, for a fair price negotiated in an arm's length transaction between ICE*USA and Apollo Sports Holdings, Ltd. upon receipt of appropriate waivers and consents which will ameriorate the apparent conflict of interest in that transaction.

     e.  Conduct of Expedition's Business and Non-Competition.  Expedition will
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cease all of it's business operations on the execution of this agreement, and discharge all of it's employees, but will remain organized and not dissolve for the sole purpose of receiving the payments from ICE*USA provided for herein. ICE*USA may, in its discretion, engage the services of any or all of Expedition's employees, free from any claim of Expedition. In the event Expedition has any rights of any nature against any of its past or present employees or independent contractors under any agreement regarding trade secrets or any non-competition agreement, Expedition will immediately on demand assign the same to ICE*USA. Before execution of this agreement, Expedition has fully paid all compensation of any and every nature owing to each and every one of its Sales Representatives, whether employees or independent contractors. Expedition will not attempt to use the property shown on Exhibit A hereto in any manner after conveyance thereof to ICE*USA to compete with ICE*USA, its licensees, permittees or others designated by ICE*USA, and covenants and agrees not to compete with ICE*USA or Coyote in any market in the world for the sale of graphite shafts or ski poles for a period of five (5) years from and after the date of this agreement. As a violation of the provisions of this paragraph could cause irreparable injury to ICE*USA and/or Coyote and there is no adequate remedy at law for such violation, the either ICE*USA or Coyote, or both of them shall have the right, in addition to any other remedies available to either or both of them, at law or in equity, to enjoin Expedition in a court of equity for violating such provisions.

     The parties hereto covenant and agree that to the extent any provisions or portion of this paragraph shall be held, found or deemed to be unreasonable, unlawful or unenforceable, then the parties hereto expressly covenant and agree that any such provision or portion thereof shall be modified to the extent necessary in order that any such provision or portion thereof shall be legally enforceable to the fullest extent permitted by applicable law and that any court of competent jurisdiction shall, and the parties hereto do hereby expressly authorize any court of competent jurisdiction to, enforce any such provision or portion thereof or to modify any such provision or portion thereof in order that any such provision or portion thereof shall be enforced by such court to the fullest extent permitted by applicable law.

     f. Confidentiality. Expedition will keep confidential and protect from disclosure all proprietary information, trade secrets constituting or concerning any and all of the assets described in Exhibit A.

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4.  Warranties and Representations of Coyote:
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     a.  Authority.  Coyote is duly organized, constituted and in good standing
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and has full power and due authorization to enter into this agreement, and has taken and done every necessary company act prerequisite execution of this agreement.

5.  Arbitration of Disputes.  In the event of any dispute hereunder, the parties
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agree that the same shall be submitted to binding arbitration under the auspices of the American Arbitration Association for determination pursuant to its Commercial Rules then obtaining, in Denver, Colorado before a single neutral arbitrator agreed upon by the parties, or in the event the parties are unable to agree upon an arbitrator within a reasonable time in the opinion of the AAA Tribunal Administrator, a single arbitrator appointed by the AAA in accordance with its customary procedures. The arbitrator shall award the prevailing party in any such arbitration its reasonable costs and attorney's fees.

6.  Applicable Law.  This agreement shall be interpreted under the laws of the
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State of Colorado, and contains the entire agreement between the parties, and shall not be modified or modifiable except by writing signed by all of the parties hereto.

In witness whereof the parties hereto have set their hands and seals on the date first written above.


                                       Expedition Trading Company, L.C.



                                       By:        /s/ Kim Huffman
                                          -----------------------------------
                                                      Kim Huffman

                                       Its:     Member
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                                       and By     /s/ James F. Parks
                                             --------------------------------
                                                      James F. Parks

                                       Its:     Member
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                                       Coyote Sports, Inc.



                                       By: /s/ James M. Probst
                                          -------------------------------------
                                               James M. Probst, Vice President

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